UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4182

Mercury International Value Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury International Value Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mercury International Value Fund

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury International Value Fund

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury International Value Fund

Date: February 24, 2003


By:    /s/ Donald C. Burke_______
       Donald C. Burke
       Chief Financial Officer of
       Mercury International Value Fund

Date: February 24, 2003


<ITEM 1>


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
December 31, 2002


Mercury
International
Value Fund
of Mercury Funds II



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.



Mercury International Value Fund
of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2002


Ten Largest                       Percent of
Equity Holdings                   Net Assets

GlaxoSmithKline PLC                   4.0%
Shell Transport & Trading Company     3.6
Royal Bank of Scotland Group PLC      3.1
TotalFinaElf SA                       3.1
Unilever PLC                          2.7
Yamanouchi Pharmaceutical
Co., Ltd.                             2.6
Novartis AG (Registered Shares)       2.4
Barclays PLC                          2.3
Namco Ltd.                            2.3
ENI SpA                               2.1



Five Largest                      Percent of
Industries*                       Net Assets

Regional Banks                       13.4%
Pharmaceuticals                       9.0
Oil & Gas                             7.2
Electric--Utilities                   4.4
Foods                                 4.2

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



December 31, 2002, Mercury International Value Fund



DEAR SHAREHOLDER


We are pleased to present to you this semi-annual report of Mercury International Value Fund. For the six months ended December 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -19.38%, -19.41%, -19.79% and -19.76%, respectively, compared to the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East Index, which had a total return of -14.55%. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)


Investment Review
During the six months ended December 31, 2002, value stocks and growth stocks generated similar returns. However, there was a big change in the trend in the third quarter of 2002 as economic data in Europe deteriorated and the U.S. dollar started to weaken against most currencies. Consequently, the more economically sensitive stocks, which were mainly value stocks, started to underperform.

During the period, the worst-performing markets were Germany, Netherlands and Australia with the financial and capital good stocks causing most of the damage, while the best performance and only country to show a positive return came from New Zealand, thanks to the telecommunication sector. On a sector level, the best performers were telecommunication services, health care equipment and household and personal products. The worst-performing areas were insurance (market sensitive), commercial services and capital goods (poor earnings visibility).

The Fund suffered from being underweight in the United Kingdom but was positively impacted by its underweight in Germany. Strong stock selection was featured by our investments in Ireland, Spain, Germany and Australia, but was poor in Singapore, France and the United Kingdom. The Fund's best contributions during the six-month period were from energy, pharmaceuticals and retailing, while its worst contributions came from commercial services, materials and technology hardware, mainly because of weak stock selection.

The positioning of the Fund remains toward the economically sensitive sectors by being overweight compared to the broad benchmark in diversified financials, capital goods, commercial services and consumer durables at the expense of food, beverage and tobacco, technology and banks. Although in the short term these sectors might come under pressure because of deterioration in earnings visibility, we believe, however, that much of this has been discounted in the share price and makes these investments attractive on a longer-term view. We anticipate that fundamental factors such as earnings and cash flow will be increasingly important to investors and believe that the Fund is well positioned for progress in the future.


Economic Environment
The U.S. economy has experienced an erratic recovery with alternate quarters of strong and weak economic growth. In aggregate, real gross domestic product (GDP) growth rose in excess of 3% during 2002, a reasonable outcome against a background of aggressive corporate deleveraging but not sufficient to significantly raise low-capacity utilization rates and profit margins.



December 31, 2002, Mercury International Value Fund



Economic indicators showed some loss of economic momentum entering the fourth quarter. The Institute for Supply Management index fell, consumer confidence softened and car sales declined from their record levels at the end of the summer. We view this as a continuation of the bumpy growth path seen over the last year. Most economic indicators are consistent with low but positive economic growth. Moreover, the balance of economic data has improved in recent weeks, suggesting that the economy may be pulling out of its soft patch; consumer confidence has risen and money growth has accelerated.

The Eurozone economy has grown less than 1% in real terms during 2002, despite the tailwind of rising global trade. Progress in core Europe has been particularly disappointing, with Germany, France and Italy collectively failing to register any meaningful growth in 2002. This poor display reflects a combination of structural headwinds, especially high labor costs, and unsupportive fiscal and monetary policies. The significant rise in the value of the euro during the year is starting to dampen the only dynamic sector in Europe--exports. Business surveys across Europe have deteriorated during the last few months, with the key German Information und Forscheng survey dropping for five consecutive months, taking it back into recession territory. The United Kingdom was unique among the Group of Seven economies in avoiding a recession in 2001 and has continued to grow close to trend in 2002. It has now been more than ten years since the United Kingdom posted a single quarter of negative growth. U.K. GDP growth has recently been underpinned by a robust consumer. Retail sales volumes are up 6% compared to year-ago levels.

The export-led Japanese economic recovery is starting to lose momentum. GDP rose by 1.5% in real terms during 2002, a reasonably strong recovery by Japan's experience over the last decade. The recovery has been driven largely by exports on the back of improving global demand. Exports to Asia have risen more than 30% during the year, and the near-term outlook for demand from Asia remains firm. However, some leading economic indicators have deteriorated, suggesting that Japan is in the process of peaking. For example, money supply growth has slowed and the inventory/production ratio has risen. Asian production surged in 2002 reflecting the high gearing of the region into the global trade cycle and a rebound in domestic demand from depressed post-crisis levels. However, we are now seeing signs of growth losing momentum, coinciding with the deterioration in global leading economic indicators. Moreover, there are rising concerns that the South Korean consumption boom has been fueled by an unhealthy buildup of credit card debt, much of which is currently going bad. The outlook for the Australian economy remains well supported by rising commodity prices, while Hong Kong and Singapore remain mired in domestic deflation.

Economic growth remains below average but without double-dip declines. We anticipate modest global growth rates in 2003, particularly in nominal terms. Massive fiscal and monetary stimulus allied to a significant expansion in government deficits should keep the global growth engine moving slowly forward. We do not anticipate many stimuli from capital expenditure--the global output gap allied to slow ongoing balance sheet repair rules this out.



December 31, 2002, Mercury International Value Fund



More importantly, 2003 could be the year when the consumer disappoints. Savings rates remain low and it seems unrealistic to expect that housing inflation will underpin a wealth effect boost to the same degree as in 2002. We are not suggesting that housing prices will fall, rather that price rises of four to eight times basic inflation must moderate over time. Housing has been a great source of wealth creation in the long term and will remain so; it seems natural that a pause in the rate of appreciation is at hand. Any slowing in price appreciation and transaction volume could have a significant multiplier impact on the housing market in 2003.

Subdued economic growth and inflation risk suggest that monetary authorities will remain in an accommodative mode on price and quantity in 2003. The United Kingdom may be the exception as core inflation in a full employment economy suffers the upward pressure of public sector pay claims, fiscal expansion and an overheating housing market. Indeed this has the capability of providing one of 2003's more unpleasant surprises. Elsewhere, authorities will probably remain more relaxed on inflation risk. In a paradoxical way this is hardly good news for the equity markets where apart from the United Kingdom some rise in short-term interest rates would represent encouraging signs of reviving growth. We believe government bonds will struggle to make positive returns, given the low level of nominal yields and limited chances of deflation.

The rally in the markets that occurred during the fourth quarter has removed some of the severe undervaluation that was apparent at the end of the third quarter. The rally was led by a renewed confidence in an early economic rebound in the U.S. economy in response to the dramatic monetary easing by the Federal Reserve Board. From a valuation standpoint, European markets presently trade at 16 times 2003 earnings, which are expected to be slightly up compared to 2002. Asian markets are valued at around 22 times 2003 earnings, which are forecast to be flat to down in 2003. The outlook is for a continued positive trend in the international markets for 2003, although we need to see a positive development in global GDP and earnings and a resolution to the Middle East conflict. We still believe there are opportunities to select attractive investments in a climate that is overshadowed with uncertainties regarding economic recovery, a weak U.S. dollar and poor earnings visibility.
In Conclusion

We appreciate your support of Mercury International Value Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James Macmillan)
James Macmillan
Vice President and
Portfolio Manager



February 4, 2003



December 31, 2002, Mercury International Value Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it removed/discontinued capping expenses. Without such expense cap, the Fund's Class I performance would have been lower.



December 31, 2002, Mercury International Value Fund



FUND PERFORMANCE DATA (CONTINUED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 12/31/02                   -14.58%        -19.06%
Five Years Ended 12/31/02                 - 0.01         - 1.09
Ten Years Ended 12/31/02                  + 7.75         + 7.17

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 12/31/02                   -14.72%        -19.20%
Inception (6/02/99) through 12/31/02      - 4.11         - 5.54

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*                           Charge         Charge**

One Year Ended 12/31/02                   -15.38%        -18.77%
Inception (10/06/00) through 12/31/02     -11.06         -12.06

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class C Shares*                           Charge         Charge**

One Year Ended 12/31/02                   -15.67%        -16.51%
Inception (10/06/00) through 12/31/02     -11.09         -11.09

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



December 31, 2002, Mercury International Value Fund



FUND PERFORMANCE DATA (CONCLUDED)


RECENT PERFORMANCE RESULTS

                               6-Month          12-Month       Ten-Year/Since Inception
As of December 31, 2002      Total Return     Total Return           Total Return
Class I Shares*                 -19.38%          -14.58%               +111.01%
Class A Shares*                 -19.41           -14.72                - 13.95
Class B Shares*                 -19.79           -15.38                - 23.05
Class C Shares*                 -19.76           -15.67                - 23.11
MSCI EAFE Index**               -14.55           -15.94          +48.08/-30.78/-34.18

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 6/02/99 for Class A Shares, and from 10/06/00 for Class B and Class C Shares.
**This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S.dollars). Ten-year/since inception total returns appear above as for ten years; from 6/30/99 for Class A Shares; and from 10/31/00 for Class B and Class C Shares, respectively.



December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS

MERCURY INTERNATIONAL VALUE FUND

                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
COMMON STOCKS--95.3%

Australia--1.5%
Oil & Gas--1.5%                Santos Limited                                  2,051,915    $   6,955,709

                               Total Common Stocks in Australia                                 6,955,709


France--12.7%
Automobiles--1.8%              PSA Peugeot Citroen                               209,694        8,551,255

Consumer--Office               Societe BIC SA                                    136,228        4,696,159
Products--1.0%

Electrical                     ++Alstom                                          362,580        1,807,334
Equipment--0.4%

Hotels, Restaurants &          Accor SA                                          152,671        4,623,747
Leisure--1.0%

Metals & Mining--2.4%          ++Arcelor                                         476,409        5,859,339
                               Pechiney SA 'A'                                   159,269        5,589,058
                                                                                            -------------
                                                                                               11,448,397

Oil--International--3.1%       TotalFinaElf SA                                   103,278       14,750,509

Regional Banks--2.0%           BNP Paribas SA                                    236,892        9,652,923

Retailing--1.0%                Pinault-Printemps-Redoute SA                       68,072        5,007,576

                               Total Common Stocks in France                                   60,537,900


Germany--4.1%
Electric--Utilities--1.5%      E.On AG                                           177,063        7,135,101

Financial Services--1.6%       DePfa Bank PLC                                    150,007        7,870,867

Machinery--1.0%                Linde AG                                          126,994        4,664,363

                               Total Common Stocks in Germany                                  19,670,331



December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
COMMON STOCKS (continued)

Hong Kong--3.9%
Electric--Utilities--1.9%      Hongkong Electric Holdings Limited              2,340,371    $   8,868,225

Publishing--0.4%               South China Morning Post Holdings Ltd.          4,566,000        1,902,890

Real Estate--1.6%              Henderson Land Development Company Limited      2,650,879        7,971,265

                               Total Common Stocks in Hong Kong                                18,742,380


Ireland--1.4%
Regional Banks--1.4%           Allied Irish Banks PLC                            506,876        6,840,436

                               Total Common Stocks in Ireland                                   6,840,436


Italy--7.6%
Building Products--0.9%        Buzzi Unicem SpA                                  573,317        4,079,111

Insurance--1.5%                Assicurazioni Generali                            339,004        6,972,716

Oil & Gas--2.1%                ENI SpA                                           643,238       10,226,461

Regional Banks--1.7%           Intesa BCI SpA                                  3,920,821        8,270,164

Telecommunications--1.4%       Telecom Italia SpA                                913,529        6,931,093

                               Total Common Stocks in Italy                                    36,479,545


Japan--19.5%
Automobiles--1.9%              Honda Motor Co., Ltd.                             251,000        9,285,329

Chemicals/                     Sumitomo Bakelite Company Limited                 717,000        2,960,563
Pharmaceuticals--0.6%

Diversified                    Nippon Telegraph & Telephone
Telecommunication              Corporation (NTT)                                   1,869        6,788,059
Services--1.4%


Electronic Equipment &         Hitachi Ltd.                                    1,792,000        6,870,818
Instruments--1.5%




December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
COMMON STOCKS (continued)

Japan (concluded)
Household Durables--           Daiwa House Industry Co., Ltd.                    831,000    $   4,677,745
2.8%                           Matsushita Electric Industrial
                               Company, Ltd.                                     852,000        8,400,101
                                                                                            -------------
                                                                                               13,077,846

Leisure/Toys--2.3%             Namco Ltd.                                        644,600       10,798,557

Machinery--1.4%                Amada Co., Ltd.                                   634,000        1,730,985
                               Komatsu Ltd.                                    1,558,000        5,080,863
                                                                                            -------------
                                                                                                6,811,848

Pharmaceuticals--2.6%          Yamanouchi Pharmaceutical Co., Ltd.               427,000       12,377,855

Small Loans & Finance--        Promise Co., Ltd.                                 174,700        6,227,193
3.8%                           Sanyo Shinpan Finance Co., Ltd.                   261,000        4,717,662
                               Takefuji Corporation                              127,000        7,330,833
                                                                                            -------------
                                                                                               18,275,688

Wireless                       KDDI Corporation                                    1,796        5,826,746
Telecommunication
Services--1.2%

                               Total Common Stocks in Japan                                    93,073,309


Netherlands--9.6%
Chemicals/                     Akzo Nobel NV                                     185,085        5,871,518
Pharmaceuticals--1.2%

Commercial Services &          Vedior NV 'A'                                     712,016        4,064,711
Supplies--0.9%

Diversified Financials--1.9%   Fortis                                            526,474        9,204,347

Electronics--1.2%              Koninklijke (Royal) Philips Electronics NV        314,217        5,506,647

Insurance--                    ING Groep NV                                      372,362        6,306,813
Multi-Line--1.3%

Media--1.6%                    Wolters Kluwer NV 'A'                             436,824        7,609,492

Regional Banks--1.5%           ABN AMRO Holding NV                               438,785        7,173,983

                               Total Common Stocks in the Netherlands                          45,737,511



December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
COMMON STOCKS (continued)

New Zealand--0.7%
Telecommunications--           Telecom Corporation of New
0.7%                           Zealand Limited                                 1,347,707    $   3,193,584

                               Total Common Stocks in New Zealand                               3,193,584


Portugal--1.0%
Electric--Utilities--1.0%      Electricidade de Portugal, SA (EDP)             2,945,007        4,913,880

                               Total Common Stocks in Portugal                                  4,913,880


Spain--1.4%
Telecommunications--1.4%       ++Telefonica SA                                   766,860        6,864,457

                               Total Common Stocks in Spain                                     6,864,457


Sweden--1.4%
Regional Banks--1.4%           Nordbanken Holding AB                           1,547,003        6,817,729

                               Total Common Stocks in Sweden                                    6,817,729


Switzerland--5.4%
Building Materials--3.0%       Geberit AG (Registered Shares)                     26,037        7,494,558
                               Holcim Ltd. 'B'                                    36,775        6,675,725
                                                                                            -------------
                                                                                               14,170,283

Pharmaceuticals--2.4%          Novartis AG (Registered Shares)                   319,049       11,641,008

                               Total Common Stocks in Switzerland                              25,811,291




December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
COMMON STOCKS (concluded)

United Kingdom--25.1%
Airports--1.8%                 BAA PLC                                         1,062,544    $   8,621,372

Diversified Companies--        Smiths Industries PLC                             633,145        7,089,232
2.5%                           Tomkins PLC                                     1,531,952        4,685,950
                                                                                            -------------
                                                                                               11,775,182

Diversified                    BT Group PLC                                    1,794,088        5,632,189
Telecommunication
Services--1.2%

Foods--4.2%                    J Sainsbury PLC                                 1,646,717        7,389,801
                               Unilever PLC                                    1,330,862       12,662,498
                                                                                            -------------
                                                                                               20,052,299

Insurance--                    AVIVA PLC                                         938,938        6,696,373
Multi-Line--1.4%

Oil & Gas--3.6%                Shell Transport & Trading Company               2,635,887       17,355,974

Pharmaceuticals--4.0%          GlaxoSmithKline PLC                               999,732       19,184,865

Regional Banks--5.4%           Barclays PLC                                    1,792,079       11,107,512
                               Royal Bank of Scotland Group PLC                  620,562       14,865,756
                                                                                            -------------
                                                                                               25,973,268

Security Services--1.0%        Chubb PLC                                       3,238,974        4,575,657

                               Total Common Stocks in the United Kingdom                      119,867,179


                               Total Common Stocks (Cost--$484,339,282)                       455,505,241




December 31, 2002, Mercury International Value Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                          In U.S. Dollars
                                                                                Shares
Industry*                                         Investments                    Held           Value
PREFERRED STOCKS--1.7%

Germany--1.7%
Chemicals/                     Henkel KGaA (Preferred)                           125,766    $   7,958,324
Pharmaceuticals--1.7%

                               Total Preferred Stocks (Cost--$8,352,241)                        7,958,324


                               Total Investments (Cost--$492,691,523)--97.0%                  463,463,565
                               Time Deposits**--0.9%                                            4,046,574
                               Other Assets Less Liabilities--2.1%                             10,046,519
                                                                                            -------------
                               Net Assets--100.0%                                           $ 477,556,658
                                                                                            =============

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**Time deposit bears interest at 0.74% and matures on 1/02/2003.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


STATEMENT OF ASSETS AND
LIABILITIES

As of December 31, 2002
Assets:
Investments, at value (including securities loaned of--
  $7,736,246)(identified cost--$492,691,523)                                               $  463,463,565
Investments held as collateral for loaned securities, at value                                  8,093,822
Time deposits                                                                                   4,046,574
Cash                                                                                                6,524
Receivables:
  Securities sold                                                         $   17,576,588
  Dividends                                                                    2,931,784
  Capital shares sold                                                          1,308,697
  Loaned securities income                                                         9,626       21,826,695
                                                                          --------------
Prepaid registration fees and other assets                                                        280,936
                                                                                           --------------
Total assets                                                                                  497,718,116
                                                                                           --------------

Liabilities:
Collateral on securities loaned, at value                                                       8,093,822
Payables:
  Capital shares redeemed                                                     11,225,367
  Investment adviser                                                             329,413
  Distributor                                                                      9,954       11,564,734
                                                                          --------------
Accrued expenses                                                                                  502,902
                                                                                           --------------
Total liabilities                                                                              20,161,458
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  477,556,658
                                                                                           ==============

Net Assets Consist of:
Paid-in capital                                                                            $  587,931,562
Accumulated investment loss--net                                          $    (594,845)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                        (80,910,333)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                         (28,869,726)
                                                                          --------------
Total accumulated losses--net                                                               (110,374,904)
                                                                                           --------------
Net assets                                                                                 $  477,556,658
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $448,639,142 and
  27,047,431 shares outstanding++                                                          $        16.59
                                                                                           ==============
Class A--Based on net assets of $24,647,591 and
  1,487,919 shares outstanding++                                                           $        16.57
                                                                                           ==============
Class B--Based on net assets of $2,082,050 and
  126,214 shares outstanding++                                                             $        16.50
                                                                                           ==============
Class C--Based on net assets of $2,187,875 and
  133,700 shares outstanding++                                                             $        16.36
                                                                                           ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund



STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2002
Investment Income:
Dividends (net of $468,385 foreign withholding tax)                                        $    3,826,122
Interest                                                                                           80,925
Securities lending--net                                                                            56,337
                                                                                           --------------
Total income                                                                                    3,963,384
                                                                                           --------------

Expenses:
Investment advisory fees                                                  $    2,078,009
Transfer agent fees--Class I                                                     444,492
Custodian fees                                                                   172,114
Accounting services                                                              104,395
Printing and shareholder reports                                                  31,146
Account maintenance fees--Class A                                                 30,407
Registration fees                                                                 30,083
Trustees' fees and expenses                                                       27,919
Transfer agent fees--Class A                                                      23,172
Account maintenance and distribution fees--Class C                                10,282
Account maintenance and distribution fees--Class B                                 9,375
Pricing fees                                                                       4,541
Transfer agent fees--Class C                                                       1,834
Transfer agent fees--Class B                                                       1,628
Other                                                                              6,023
                                                                          --------------
Total expenses                                                                                  2,975,420
                                                                                           --------------
Investment income--net                                                                            987,964
                                                                                           --------------

Realized & Unrealized Gain (Loss) on
Investments & Foreign Currency
Transactions--Net:
Realized loss from:
  Investments--net                                                          (70,494,234)
  Foreign currency transactions--net                                            (91,120)     (70,585,354)
                                                                          --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                          (40,436,375)
  Foreign currency transactions--net                                              78,836     (40,357,539)
                                                                          --------------   --------------
Total realized and unrealized loss from investments
  and foreign currency transactions--net                                                    (110,942,893)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                       $(109,954,929)
                                                                                           ==============

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                            For the Six        For the
                                                                            Months Ended      Year Ended
                                                                            December 31,       June 30,
Increase (Decrease)in Net Assets:                                               2002             2002
Operations:
Investment income--net                                                    $      987,964   $    9,794,395
Realized gain (loss)on investments and foreign currency
  transactions--net                                                         (70,585,354)       12,395,756
Change in unrealized appreciation/depreciation
  on investments and foreign currency transactions--net                     (40,357,539)     (51,150,396)
                                                                          --------------   --------------
Net decrease in net assets resulting from
  operations                                                               (109,954,929)     (28,960,245)
                                                                          --------------   --------------

Dividends & Distributions to Shareholders:
Investment income--net:
  Class I                                                                    (1,343,641)     (21,781,579)
  Class A                                                                             --        (556,121)
  Class B                                                                             --         (54,478)
  Class C                                                                             --         (43,476)
Realized gain on investments--net:
  Class I                                                                             --     (33,183,961)
  Class A                                                                             --        (924,869)
  Class B                                                                             --         (86,370)
  Class C                                                                             --         (68,118)
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                              (1,343,641)     (56,698,972)
                                                                          --------------   --------------

Capital Share Transactions:
Decrease in net assets derived from net capital share
  transactions                                                              (52,551,801)    (351,814,962)
                                                                          --------------   --------------

Net Assets:
Total decreasein net assets                                                (163,850,371)    (437,474,179)
Beginning of period                                                          641,407,029    1,078,881,208
                                                                          --------------   --------------
End of period*                                                            $  477,556,658   $  641,407,029
                                                                          ==============   ==============

*Accumulated investment loss--net                                         $    (594,845)   $    (239,168)
                                                                          ==============   ==============

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                    Class I++
                                        For the Six
                                           Months
                                           Ended
Increase (Decrease) in                    Dec. 31,              For the Year Ended June 30,
Net Asset Value:                            2002           2002          2001         2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                $    20.63     $    22.97   $    27.33   $    25.73    $    25.33
                                        ----------     ----------   ----------   ----------    ----------
Investment income--net                     .03++++        .29++++          .48          .43           .59
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                (4.02)          (.70)       (2.53)         3.43           .40
                                        ----------     ----------   ----------   ----------    ----------
Total from investment operations            (3.99)          (.41)       (2.05)         3.86           .99
                                        ----------     ----------   ----------   ----------    ----------
Less dividends and distributions:
  Investment income--net                     (.05)          (.76)        (.50)        (.76)         (.25)
  Realized gain on
     investments--net                           --         (1.17)       (1.81)       (1.50)         (.34)
                                        ----------     ----------   ----------   ----------    ----------
Total dividends and distributions            (.05)         (1.93)       (2.31)       (2.26)         (.59)
                                        ----------     ----------   ----------   ----------    ----------
Net asset value, end of period          $    16.59     $    20.63   $    22.97   $    27.33    $    25.73
                                        ==========     ==========   ==========   ==========    ==========

Total Investment Return:**
Based on net asset value per
  share                                (19.38%)+++        (1.14%)      (7.79%)       15.60%         4.22%
                                        ==========     ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                    1.05%*          1.14%        1.06%        1.06%          .95%
                                        ==========     ==========   ==========   ==========    ==========
Investment income--net                       .39%*          1.42%        1.78%        1.62%         1.98%
                                        ==========     ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period
  (in thousands)                        $  448,639     $  617,289   $1,024,993   $1,393,910    $1,378,900
                                        ==========     ==========   ==========   ==========    ==========
Portfolio turnover                             52%            45%          26%          50%           41%
                                        ==========     ==========   ==========   ==========    ==========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it removed/discontinued the expense cap. Without such expense cap, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                      Class A***
                                                                                                For the
                                                                                                 Period
                                           Months                      For the                  June 2,
                                           Ended                      Year Ended                 1999++
                                          Dec. 31,                     June 30,               to June 30,
Increase (Decrease) in Net Asset Value:     2002           2002          2001         2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                $    20.55     $    22.89   $    27.27   $    25.72    $    25.20
                                        ----------     ----------   ----------   ----------    ----------
Investment income (loss)--net          --+++++++++       .23+++++          .31          .39           .05
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                (3.98)          (.70)       (2.41)         3.41           .47
                                        ----------     ----------   ----------   ----------    ----------
Total from investment operations            (3.98)          (.47)       (2.10)         3.80           .52
                                        ----------     ----------   ----------   ----------    ----------
Less dividends and distributions:
  Investment income--net                        --          (.70)        (.47)        (.74)            --
  Realized gain on
     investments--net                           --         (1.17)       (1.81)       (1.51)            --
                                        ----------     ----------   ----------   ----------    ----------
Total dividends and distributions               --         (1.87)       (2.28)       (2.25)            --
                                        ----------     ----------   ----------   ----------    ----------
Net asset value, end of period          $    16.57     $    20.55   $    22.89   $    27.27    $    25.72
                                        ==========     ==========   ==========   ==========    ==========

Total Investment Return:**
Based on net asset value per
  share                                (19.41%)+++        (1.42%)      (8.00%)       15.36%      2.06%+++
                                        ==========     ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                    1.34%*          1.38%        1.31%        1.31%        1.30%*
                                        ==========     ==========   ==========   ==========    ==========
Investment income (loss)--net              (.12%)*          1.19%        2.05%        1.37%        2.77%*
                                        ==========     ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period
  (in thousands)                        $   24,648     $   19,769   $   52,110    $   4,920    $    1,150
                                        ==========     ==========   ==========   ==========    ==========
Portfolio turnover                             52%            45%          26%          50%           41%
                                        ==========     ==========   ==========   ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
***Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.
++Commencement of operations.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class B
                                                            For the Six      For the       For the Period
                                                            Months Ended    Year Ended     Oct. 6, 2000++
                                                              Dec. 31,       June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                         2002           2002             2001
Per Share Operating Performance:
Net asset value, beginning of period                         $    20.57       $    23.09       $    25.65
                                                             ----------       ----------       ----------
Investment income (loss)--net                                 (.06)++++          .10++++              .39
Realized and unrealized loss on investments
  and foreign currency transactions--net                         (4.01)            (.71)            (.82)
                                                             ----------       ----------       ----------
Total from investment operations                                 (4.07)            (.61)            (.43)
                                                             ----------       ----------       ----------
Less dividends and distributions:
  Investment income--net                                             --            (.74)            (.32)
  Realized gain on investments--net                                  --           (1.17)           (1.81)
                                                             ----------       ----------       ----------
Total dividends and distributions                                    --           (1.91)           (2.13)
                                                             ----------       ----------       ----------
Net asset value, end of period                               $    16.50       $    20.57       $    23.09
                                                             ==========       ==========       ==========

Total Investment Return:**
Based on net asset value per share                          (19.79%)+++          (2.10%)       (2.01%)+++
                                                             ==========       ==========       ==========

Ratios to Average Net Assets:
Expenses                                                         2.06%*            2.12%           2.18%*
                                                             ==========       ==========       ==========
Investment income (loss)--net                                   (.63%)*             .48%           1.49%*
                                                             ==========       ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                     $    2,082       $    2,064       $    1,016
                                                             ==========       ==========       ==========
Portfolio turnover                                                  52%              45%              26%
                                                             ==========       ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class C
                                                           For the Six       For the       For the Period
                                                           Months Ended     Year Ended     Oct. 6, 2000++
                                                             Dec. 31,        June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                        2002            2002             2001
Per Share Operating Performance:
Net asset value, beginning of period                         $    20.39       $    22.91       $    25.65
                                                             ----------       ----------       ----------
Investment income (loss)--net                                 (.12)++++          .09++++              .60
Realized and unrealized loss on investments
  and foreign currency transactions--net                         (3.91)            (.70)           (1.05)
                                                             ----------       ----------       ----------
Total from investment operations                                 (4.03)            (.61)            (.45)
                                                             ----------       ----------       ----------
Less dividends and distributions:
  Investment income--net                                             --            (.74)            (.48)
  Realized gain on investments--net                                  --           (1.17)           (1.81)
                                                             ----------       ----------       ----------
Total dividends and distributions                                    --           (1.91)           (2.29)
                                                             ----------       ----------       ----------
Net asset value, end of period                               $    16.36       $    20.39       $    22.91
                                                             ==========       ==========       ==========

Total Investment Return:**
Based on net asset value per share                          (19.76%)+++          (2.10%)       (2.11%)+++
                                                             ==========       ==========       ==========

Ratios to Average Net Assets:
Expenses                                                         2.07%*            2.06%           1.70%*
                                                             ==========       ==========       ==========
Investment income (loss)--net                                   (.64%)*             .47%           1.76%*
                                                             ==========       ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                     $    2,188       $    2,285       $      762
                                                             ==========       ==========       ==========
Portfolio turnover                                                  52%              45%              26%
                                                             ==========       ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury International Value Fund (the "Fund"), is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Mercury Advisors has entered into a Sub-Advisory Agreement for the Fund with Merrill Lynch Asset Management U.K., Ltd., an affiliate of Mercury Advisors. The sub-advisory arrangement is for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:



                                 Account         Distribution
                             Maintenance Fee         Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%



Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                             FAMD                MLPF&S

Class I                    $  891               $ 4,880
Class A                    $6,958               $31,455




December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $7,182 and $1,917 relating to transactions in Class B and Class C shares, respectively.

In addition, MLPF&S received $5,168 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by FAM or its affiliates. As of December 31, 2002, cash collateral of $4,289,726 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,804,096 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended December 31, 2002, MLIA received $21,411 in securities lending agent fees.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

For the six months ended December 31, 2002, the Fund reimbursed
Mercury Advisors $5,864 for certain accounting services.



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $277,411,940 and $323,041,093, respectively.

Net realized losses for the six months ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:


                                      Realized          Unrealized
                                       Losses         Gains (Losses)

Long-term investments              $(70,494,234)      $(29,227,958)
Foreign currency transactions           (91,120)            358,232
                                   -------------      -------------
Total                              $(70,585,354)      $(28,869,726)
                                   =============      =============



As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $34,264,146, of which $33,426,573 related to appreciated securities and $67,690,719 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $497,727,711.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $52,551,801 and $351,814,962 for the six months ended December 31, 2002 and for the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class I Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                           51,721,597     $  867,572,130
Shares issued to shareholders
in reinvestment of dividends              72,331          1,308,467
                                  --------------     --------------
Total issued                          51,793,928        868,880,597
Shares redeemed                     (54,673,933)      (925,620,406)
                                  --------------     --------------
Net decrease                         (2,880,005)     $ (56,739,809)
                                  ==============     ==============



Class I Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                           32,384,713     $  658,610,281
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,801,852         53,683,496
                                  --------------     --------------
Total issued                          35,186,565        712,293,777
Shares redeemed                     (49,881,367)    (1,035,526,645)
                                  --------------     --------------
Net decrease                        (14,694,802)     $(323,232,868)
                                  ==============     ==============



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                           22,161,357     $  372,404,642
Shares redeemed                     (21,635,248)      (368,808,447)
                                  --------------     --------------
Net increase                             526,109     $    3,596,195
                                  ==============     ==============



Class A Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                           12,261,739     $  251,671,628
Shares issued to shareholders
in reinvestment of dividends
and distributions                         76,320          1,460,003
                                  --------------     --------------
Total issued                          12,338,059        253,131,631
Shares redeemed                     (13,652,931)      (284,487,401)
                                  --------------     --------------
Net decrease                         (1,314,872)     $ (31,355,770)
                                  ==============     ==============



Class B Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                               47,219     $      788,615
Shares redeemed                         (21,351)          (350,368)
                                  --------------     --------------
Net increase                              25,868     $      438,247
                                  ==============     ==============



Class B Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                               71,026     $    1,470,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                          6,514            125,151
                                  --------------     --------------
Total issued                              77,540          1,596,059
Shares redeemed                         (21,178)          (420,375)
                                  --------------     --------------
Net increase                              56,362     $    1,175,684
                                  ==============     ==============



Class C Shares for the Six Months
Ended December 31, 2002                  Shares      Dollar Amount

Shares sold                              622,254     $   10,949,551
Shares redeemed                        (600,616)       (10,795,985)
                                  --------------     --------------
Net increase                              21,638     $      153,566
                                  ==============     ==============



December 31, 2002, Mercury International Value Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class C Shares for the Year
Ended June 30, 2002                      Shares      Dollar Amount

Shares sold                              231,981     $    4,681,307
Shares issued to shareholders
in reinvestment of dividends
and distributions                          5,135             98,078
                                  --------------     --------------
Total issued                             237,116          4,779,385
Shares redeemed                        (158,336)        (3,181,393)
                                  --------------     --------------
Net increase                              78,780     $    1,597,992
                                  ==============     ==============



5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended December 31, 2002.


6. Commitments:
At December 31, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $17,625,000.



December 31, 2002Mercury International Value Fund



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
James Macmillan, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


Effective January 1, 2003, Melvin R. Seiden, Trustee of Mercury
International Value Fund, retired. The Fund's Board of Trustees wishes Mr. Seiden well in his retirement.



December 31, 2002, Mercury International Value Fund

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